Exhibit 99.1

Aspen Insurance Holdings Limited

May 3, 2007

Q1 2007 Earnings Conference Call

Safe Harbor Disclosure

This presentation is given in the context of the quarterly earnings conference call and contains non-GAAP measures.  This slide presentation is for information purposes only.  It should be read in conjunction with our financial supplement posted on our website on the Investor Relations page and with other documents filed or to be filed shortly by Aspen Insurance Holdings Limited (the
“Company” or “Aspen”) with the U.S. Securities and Exchange Commission.

Non-GAAP Financial Measures

In presenting Aspen's results, management has included and discussed certain "non-GAAP financial measures", as such term is defined in Regulation G. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain Aspen's results of operations in a manner that allows for a more complete understanding of the underlying trends in
Aspen's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included herein or in the financial supplement, as applicable, which can be obtained from the Investor Relations section of Aspen's website at www.aspen.bm.

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

This presentation contains, and Aspen's earnings conference call may contain, written or oral "forward-looking statements" within the meaning of the U.S. federal securities laws. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as "expect," "intend," "plan," "believe," "project," "anticipate," "seek," "will," "estimate," "may," "continue," and similar expressions of a future or forward-looking nature.

All forward-looking statements address matters that involve risks and uncertainties.  Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in these statements. Aspen believes these factors include, but are not limited to: the impact that our future operating results, capital position and rating agency and other considerations have on the execution of any capital management initiatives; the impact of any capital management activities on our financial condition; the impact of acts of terrorism and related legislation and acts of war;
the possibility of greater frequency or severity of claims and loss activity, including as a result of natural or man-made catastrophic events such as Hurricanes Katrina, Rita and Wilma, than our underwriting, reserving or investment practices have anticipated; evolving interpretive issues with respect to coverage as a result of Hurricanes Katrina, Rita and Wilma; the level of inflation in repair costs due to limited availability of labor and materials after catastrophes; the effectiveness of Aspen's loss limitation methods; changes in the availability, cost or quality of reinsurance or retrocessional coverage, which may affect our decision to purchase such coverage; the reliability of, and changes in assumptions to, catastrophe pricing, accumulation and estimated loss models; loss of key personnel; a decline in our operating subsidiaries' ratings with Standard & Poor's, A.M. Best Company or Moody's Investors Service; changes in general economic conditions including inflation, foreign currency exchange rates, interest rates and other factors that could affect our investment portfolio; the number and type of insurance and reinsurance contracts that we wrote at the January 1st and other renewal periods in 2007 and the premium rates available at the time of such renewals within our targeted business lines; increased competition on the basis of pricing, capacity, coverage terms or other factors; decreased demand for Aspen’s insurance or reinsurance products and cyclical downturn of the industry; changes in governmental regulations, interpretations or tax laws in jurisdictions where Aspen conducts business; proposed and future changes to insurance laws and regulations, including with respect to U.S. state- and other government-sponsored reinsurance funds and primary insurers; Aspen or its Bermudian subsidiary becoming subject to income taxes in the United States or the United Kingdom; the effect on insurance markets, business practices and relationships of ongoing litigation, investigations and regulatory activity by the New York State Attorney General's office and other authorities concerning contingent commission arrangements with brokers and bid solicitation activities; the total industry losses resulting from Hurricanes Katrina, Rita and Wilma and the actual number of Aspen's insureds incurring losses from these storms; and with respect to
Hurricanes Katrina, Rita and Wilma, Aspen’s continued reliance on loss reports received from cedants and loss adjustors, Aspen's reliance on industry loss estimates and those generated by modeling techniques, the impact of these storms on Aspen's reinsurers, any changes in Aspen's reinsurers' credit quality, the amount and timing of reinsurance recoverables and reimbursements actually received by Aspen from its reinsurers and the overall level of competition and the related demand and supply dynamics as contracts come up for renewal. For a more detailed description of these uncertainties and other factors, please see the "Risk Factors" section in Aspen's Annual Report on Form 10-K as filed with the U.S. Securities and Exchange Commission on February 22, 2007.  Aspen
undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made.

Financial Highlights – First Quarter

         (US$ in millions, except per share data)

       Period Ended March 31

3

* Annualised

   Diluted Operating

   Earnings Per Ordinary Share                         $1.26                      $0.59

Gross Written Premiums

2007

2006

$636.5

$678.7

Net Written Premiums

555.1

451.9

Net Earned Premiums

439.0

402.6

Underwriting Income

90.5

38.7

Net Investment Income

67.5

44.5

Net Income after tax

121.9

61.8

GAAP Ratios:

Loss Ratio

51.4%

57.7%

Expense Ratio

28.0%

32.7%

Combined Ratio

79.4%

90.4%

Full Year ROAE

22.9%*

13.3%*

Financial Highlights – Group Summary

Underwriting Revenues

679

227

452

403

637

81

555

439

0

200

400

600

800

GWP

Premiums

Ceded

NWP

NEP

$ms

2006 Q1

2007 Q1

Income

77

77

62

44

147

147

122

102

0

40

80

120

160

200

Operating

Income

Before Tax

Income

Before Tax

Income After

Tax

Retained

Income

$ms

2006 Q1

2007 Q1

Underwriting Income

39

91

0

40

80

120

Underwriting Income

$ms

2006 Q1

2007 Q1

134%

Underwriting Expenses

232

93

38

363

78

45

349

226

0

200

400

600

Losses &

Loss

Expenses

Acquisition

Exp

General &

Admin

Expenses

Total

Underwriting

Expenses

$ms

2006 Q1

2007 Q1

Results by Business Segment – Q1 2007

GWP

187

223

156

70

$ms

0

40

80

120

160

200

240

Property Re

Casualty Re

Specialty

Lines

P&C

Insurance

NWP

176

217

127

35

$ms

0

40

80

120

160

200

240

Property Re

Casualty Re

Specialty

Lines

P&C

Insurance

Underwriting Profit

44

16

20

10

10

$ms

20

0

40

Property Re

Casualty Re

Specialty

Lines

P&C

Insurance

Income Contribution

68

90

0

40

$ms

80

Net Investment Income

Underwriting Profit

Improvement in Investment Yield

(*) including cash and cash equivalents but excluding FoHF - Initial investments in Fund of Hedge Funds were made on April 1, 2006 with subsequent investment on February 1, 2007.

3.0%

3.2%

3.4%

3.6%

3.8%

4.0%

4.2%

4.4%

4.6%

4.8%

5.0%

Q404

Q105

Q205

Q305

Q405

Q106

Q206

Q306

Q406

Q107

Fixed Income portfolio book yield

Aggregate portfolio book yield

*

19%

18%

37%

7%

11%

2%

6%

Govt

Agency

AAA

AA+/AA/AA-

A+/A/A-

BBB+/BBB/BBB-

NR

Investment Portfolio

Asset Class Allocation

Portfolio Credit Ratings

(as at March 31, 2007)

AAA

AA+

Overall Fixed Income Rating

AAA

3%

Actual as at
December 31, 2006

AAA

Overall Portfolio Rating

6%

Fund of Hedge Funds

Actual as at
March 31, 2007

Indicator (S&P Ratings)

26%

4%

16%

5%

6%

18%

29%

6%

9%

4%

21%

6%

3%

22%

21%

4%

0%

5%

10%

15%

20%

25%

30%

35%

Govt

Agency

MBS

CMBS

Corp

ABS

FOHF

Cash/ST

Mar 07

Dec 06

2007 Guidance

* Assumes no major losses or prior year reserve movements

Full 2007 Year Outlook

May 3, 2007

February 9, 2007

$135 million

16% to 19%

$230 – $250 million

83% – 88%*

6% – 8% of GWP

$1.9 billion + 5%

$115 million

(remainder of year)

16% to 19%

$250 – $270 million

83% – 88%*

6% – 8% of GWP

$1.8 billion + 5%

Tax Rate

Assumed Average Cat-Load

Investment Income

Combined Ratio

% Premium Ceded

GWP

Implied ROE of 16% – 20%